NorthWestern Energy Annual Meeting April 20, 2016 Artist – Monte Dolack Black Eagle dam – Missouri River – Montana

2 Company Information & Forward Looking Statements Forward Looking Statements During the course of this presentation, there will be forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” The information in this presentation is based upon our current expectations as of the date hereof unless otherwise noted. Our actual future business and financial performance may differ materially and adversely from our expectations expressed in any forward-looking statements. We undertake no obligation to revise or publicly update our forward-looking statements or this presentation for any reason. Although our expectations and beliefs are based on reasonable assumptions, actual results may differ materially. The factors that may affect our results are listed in certain of our press releases and disclosed in the Company’s Form 10-K and 10-Q along with other public filings with the SEC. Company Information NorthWestern Corporation dba: NorthWestern Energy www.northwesternenergy.com Corporate Support Office 3010 West 69th Street Sioux Falls, SD 57106 Montana Operational Support Office 11 East Park Street Butte, MT 59701 SD/NE Operational Support Office 600 Market Street West Huron, SD 57350 Director of Investor Relations Travis Meyer 605-978-2945 travis.meyer@northwestern.com

About NorthWestern 3 Montana Operations Electric 359,000 customers 24,350 miles – transmission & distribution lines 851 MW nameplate owned power generation Natural Gas 191,500 customers 7,200 miles of transmission and distribution pipeline 18 Bcf of gas storage capacity Owns 66 Bcf of proven natural gas reserves South Dakota Operations Electric 62,800 customers 3,550 miles – transmission & distribution lines 440 MW nameplate owned power generation Natural Gas 45,700 customers 1,625 miles of transmission and distribution pipeline Nebraska Operations Natural Gas 42,000 customers 750 miles of distribution pipeline Beethoven

NWE: An Investment for the Long Term 4 • 100% Regulated electric & natural gas utility business • 100 year history of competitive customer rates, system reliability and customer satisfaction • Solid economic indicators in service territory • A diverse electric supply portfolio that is approximately 54% hydro and wind (combined MT & SD) • Customer service satisfaction scores above the JD Power survey average • Residential electric and natural gas rates below the national average • Solid system reliability (EEI 2nd quartile) • Low leaks per 100 miles of pipe (AGA 1st quartile) • Named a “Utility Customer Champion” by Cogent Reports (top trusted utility brand in the West region) • Consistent track record of earnings and dividend growth • Strong cash flows aided by net operating loss carry-forwards • Strong balance sheet and solid investment grade credit ratings • Recent hydro & wind transactions increase rate base & provide energy supply stability • Disciplined maintenance capital investment program • Reintegrating energy supply portfolio • Significant future investment in a comprehensive transmission, distribution, and substation infrastructure project to address asset lives, safety, capacity and grid modernization Pure Electric & Gas Utility Solid Utility Foundation Strong Earnings & Cash Flows Attractive Future Growth Prospects (NYSE Ethics) Best Practices Corporate Governance

Strong Corporate Governance 5

Strong Corporate Governance 6

Experienced & Engaged Board of Directors 7 Dr. E. Linn Draper Jr. • Chairman of the Board • Independent • Director since November 1, 2004 Stephan P. Adik • Committees: Audit (chair), Human Resources • Independent • Director since November 1, 2004 Dorothy M. Bradley • Committees: Human Resources, Governance and Innovation • Independent • Director since April 22, 2009 D. Louis Peoples • Committees: Governance and Innovation (chair), Audit • Independent • Director since January 14, 2006 • Retiring from Board, effective April 21, 2016 Robert C. Rowe • Committees: None • CEO and President • Director since August 13, 2008 Dana J. Dykhouse • Committees: Human Resources (chair), Audit • Independent • Director since January 30, 2009 Jan R. Horsfall • Committees: Audit, Governance and Innovation • Independent • Director since April 23, 2015 Julia L. Johnson • Committees: Governance and Innovation, Human Resources • Independent • Director since November 1, 2004

Strong Executive Team 8 Robert C. Rowe • President and Chief Executive Officer • Current position since 2008 Brian B. Bird • Vice President and Chief Financial Officer • Current position since 2003 Michael R. Cashell • Vice President - Transmission • Current Position since 2011 Patrick R. Corcoran • Vice President – Government and Regulatory Affairs • Current position since 2001 Heather H. Grahame • Vice President and General Counsel • Current position since 2010 John D. Hines • Vice President - Supply • Current Position since 2011 Crystal D. Lail • Vice President and Controller • Current position since 2015 Curtis T. Pohl • Vice President - Distribution • Current position since 2003 Bobbi L. Schroeppel • Vice President – Customer Care, Communications and Human Resources • Current Position since 2002

2016 Earnings Guidance 9 Our updated and narrowed 2016 guidance range of $3.20 - $3.35 (previously $3.20 - $3.40) per diluted share is based upon, but not limited to, the following major assumptions and expectations: • Normal weather in our electric and natural gas service territories; • Excludes any potential additional impact as a result of the FERC decision regarding revenue allocation at our Dave Gates Generating Station; • A consolidated income tax rate of approximately 6% to 10% of pre-tax income (previously 9%-13%); and • Diluted average shares outstanding of approximately 48.6 million. Continued investment in our system to serve our customers and communities is expected to provide a targeted 7-10% total return to our investors through a combination of earnings growth and dividend yield. See “Non-GAAP Financial Measures” slide in appendix for “Non-GAAP “Adjusted EPS”. $2.60 - $2.75 $3.20-$3.35

Track Record of Delivering Results 10 Notes: - ROE in 2011, 2012 , 2013, 2014 & 2015 on a Non-GAAP Adjusted basis, would be 10.5%, 9.8%, 9.6% ,9.4% & 9.9% respectively. - 2016 ROAE and 2016 Dividend payout ratio estimate based on midpoint of our updated guidance range of $3.20-$3.35. - Details regarding Non-GAAP Adjusted EPS can be found in the “Adjusted EPS Schedule” page of the appendix Return on Equity within 9.5% - 11.0% band over the last 5 years. Annual dividend increases since emergence in 2004. 5 Year (2011-2015) Avg. Return on Equity: 10.4% 5 Year (2011-2015) CAGR Dividend Growth: 7.5% Current Dividend Yield Approximately 3.3%

Investment for Our Customers’ Benefit 11 Over the past 7 years we have been reintegrating our Montana energy supply portfolio and making additional investments across our entire service territory to enhance system safety, reliability and capacity. We have made these enhancements with minimal impact to customers’ bills and lower than the US average bills, while delivering solid earnings growth for our investors. 2008-2015 CAGRs Estimated Rate Base: 16.9% GAAP Diluted EPS: 8.6% NWE typical electric bill: 1.5% NWE typical natural gas bill: (6.9%) US average electric bill: 2.2% US avg. natural gas bill *** (4.1%)

While maintenance capex and total dividend payments have continued to grow since 2011 (16.6% and 14.8% CAGR respectively), Cash Flow from Operations has continued to outpace maintenance capex and averaged approximately $38 million of positive Free Cash Flow per year. With the addition of production tax credits from the Beethoven Wind project and continued flow-through tax benefits, we anticipate keeping an effective tax rate in the ‘low-twenties’ by 2020. Additionally, we expect NOLs to be available into 2020 to reduce cash taxes. Strong Cash Flows 12 (1) See “Non-GAAP Financial Measure” slide in appendix for Free Cash Flows reconciliation. Components of Free Cash Flow This expected tax rate and the expected availability of NOLs are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the “Risk Factors” section of the preliminary prospectus. Nothing in this presentation should be regarded as a representation by any person that these objectives will be achieved and the Company undertakes no duty to update its objectives. (2) Net Operating Loss (NOL) Carryforward Balance (2) (1)

Total Shareholder Return 13 • 15 member peer group: ALE (Allete), AVA (Avista), BKH (Black Hills), CNL (Cleco), EDE (Empire District Electric), EE (El Paso Electric), GXP (Great Plains), IDA (IDA Corp), MGEE (Madison Gas & Electric), PNM (PNM Resources), POR (Portland Electric), STR (Questar), VVC (Vectren), WR (Westar)

Strong Utility Foundation 14 Electric source: Edison Electric Institute Typical Bills and Average Rates Report, 1/1/16 Natural gas source: US EIA - Monthly residential supply and delivery rates as of 1/29/16  Customer service satisfaction scores in line or better than survey average (JD Powers)  Residential electric and natural gas rates below national average  Solid electric system reliability and low gas leaks per mile System Average Interruption Duration Index (SAIDI) NWE versus EEI System Reliability Quartiles

Balance Sheet Strength and Liquidity 15

Credit Ratings 16 Single A secured credit rating by all three rating agencies. In February 2016, Moody’s changed their outlook on NWE from Stable to Negative. Moodys: A1 Fitch: A S&P: A-

Solid Economic Indicators 17 • Unemployment rates in all three of our states are meaningfully below National Average. • Customer growth rates historically exceed National Averages. Source: NorthWestern customer growth - 2008-2015 Forms 10-K Unemployment Rate: US Department of Labor via SNL Database 2/19/16 Electric: EEI Statistical Yearbook (published December 2014, table 7.2) Natural Gas: EIA.gov (Data table "Number of Natural Gas Consumers")

The Hydro Facilities 18 Overview of Hydro Facilities Black Eagle Hydro Asset Integration • Montana Asset Optimization Study: As part of reintegrating the hydro facilities into our generation portfolio, we initiated an asset optimization study to maximize the value of our diverse generation portfolio. The study was recently completed and we are in the process of implementing new operating procedures that we anticipate will reduce operating cost and market risk. Kerr Dam Conveyance / Hydro Compliance Filing • In accordance with the 1985 FERC relicensing, the facility was conveyed to the Confederated Salish and Kootenai Tribes (CSKT) on September 5, 2015. • As required by the MPSC order approving the hydro transaction, we filed a compliance filing in December 2015 to remove the Kerr project from the hydros cost of service and to adjust for actual revenue credits and property taxes. In January 2016, the MPSC approved an interim adjustment to our hydro rates based on the compliance filing, and opened a separate contested docket requesting additional detail on the adjustment to rates due to the conveyance of the Kerr Project. We expect the MPSC to issue a final order during the second half of 2016. (1) As of June 2013. Despite the 2015 drought conditions in western Montana, the hydro assets generated at targeted capacity (5 year historical average). Talen Energy’s recently announced sale of 292 MW of hydro generation for $860 million (or $2,945 per KW) to Brookfield Renewables is significantly higher cost (49%) than the 439 MW of hydro generation we purchased for $870 million (or $1,982 per KW).

Montana 2015 Electric Supply Resource Plan 19 The resource initiatives and actions developed in 2015 Electricity Supply Resource Procurement Plan identify the critical future needs of our portfolio. The plan identifies how to co- optimize hydro, wind and thermal resources to best meet the anticipated large capacity needs with the least-cost, lowest-risk resources. A baseline life extension analysis indicates potential for 86 MW of hydro capacity additions. These additions are not included in the current plan but will continue to be evaluated for cost effectiveness. Next Steps: • Montana Public Service Commission will take notice & receive public comments • Public meeting planned June 2016 • Commission will hold public work session to discuss the plan. • Commission doesn’t approve or reject plan, but will issue their own comments. (Timeline yet to be determined) Capacity Expansion with Supply Plan Montana supply plan would add 689MW of capacity & require approximately $1.3 billion investment through 2029. Spending on the generation assets will be subject to the development of a plan for clear regulatory recovery.

Completed Air Quality Projects 20 Big Stone Power Plant Neal Power Plant

21 South Dakota Electric Operations The owned and rate-based cost of energy from the Beethoven wind project over the next 20 years is expected to be $44 million ($25 million net present value) less than the PPA alternative, thus benefitting our customers’ bills over the long-term. Beethoven Wind Project: In September 2015, we completed the purchase of the 80 MW Beethoven wind project, near Tripp, South Dakota for approximately $143 million from BayWa r.e. Wind LLC. The SDPUC granted approval of our request on placing the assets into rate base using a 3-year levelized rate calculation. We financed the project with $70 million in 25 year bonds at 4.26% and $57 million of equity, issuing 1.1 million shares at $51.81. South Dakota Rate Case: In October 2015, the SDPUC commissioners approved the settlement agreement we reached with the SDPUC staff and intervenors providing for an increase in base rates of approximately $20.2 million based on an overall rate of return of 7.24%. In addition, the settlement would allow us to collect approximately $9.0 million annually related to the Beethoven Wind Project. Source: BayWa r.e. Wind, LLC We anticipate net income to increase by approximately $13.6 million in 2016 as a result of full year impact of the rate adjustment and Beethoven acquisition. SD Electric Transmission: Effective October 1, 2015, we are a transmission owning member of Southwest Power Pool (SPP) for our South Dakota transmission operations. Marketing activities in SPP are handled for us by a third party provider acting as our agent. Upon entering SPP, we exited out of MAPP, which had been our transmission planning region.

Owned Owned Target Total Annual Need Natural Gas Reserves Opportunity 22 As we continue to add to our natural gas reserves portfolio, we anticipate a reduction in supply cost volatility for our customers. As a result of the October 2015 natural gas tracker order, we are required to make a filing prior to September 2016 to include our last two acquisitions (NFR and Devon) into rate base. First ~6 Bcf annual production acquired for ~$100M Remaining 6-7 Bcf annual production needed to meet target. Estimated cost of $50M to $100M We continue to pursue opportunities to secure low cost gas reserves for our customers. • Three acquisitions totaling approximately $100 million since September 2010: • 84.6 Bcf of natural gas reserves and associated gathering systems along with 82 miles of transmission. • Provides approximately 5.3 Bcf of annual production. • Target to own 50% of our 25 Bcf total annual need • Retail customers (20 Bcf) • DGGS & Basin Creek generation facilities (5 Bcf) • Current gas prices are very attractive for buyers but it is difficult to find sellers willing to transact at these low rates.

Infrastructure Projects 23 • In Montana, our Distribution System Infrastructure Project (DSIP) and Transmission System Infrastructure Project (TSIP), both of which are currently in process, are to maintain a safe and reliable electric and natural gas distribution and transmission system. –The primary goals: – arrest and/or reverse the trend in aging infrastructure; – maintain/improve reliability and safety; – build capacity into the system; and – prepare our network for the adoption of new technologies. –Capital Investment – DSIP: approximately $360 million of capital investment into the multiyear project through 2020 ($185 million spent through 2015). – TSIP: approximately $188 million projected through 2020 ($4 million spend through 2015).

24 ‘Clean’ Owned & Contracted Supply Portfolio Based upon 2015 delivered electric portfolio, approximately 54% of our total company owned and contracted supply is renewable or supports renewables. * Wind Owned delivered in 2015 includes a partial year of production from the Beethoven wind farm, which was acquired on September 25, 2015.

25 EPA’s Clean Power Plan (CPP) The February 9th Supreme Court 5-4 vote to stay the EPA CPP rules • We will be working with state agencies and other stakeholders to evaluate the implications. • We hope the EPA takes this opportunity to address Montana’s serious concerns with the 47% statewide reduction required in the final rule. If the CPP rules were utility specific, NorthWestern would be in excellent shape…. but emission targets are established at a state level. • NorthWestern’s Montana electric supply portfolio has a low carbon emissions rate, lower than the final 2030 Montana rate mandated by EPA, with nearly 60 percent of the power delivered to NorthWestern’s customers coming from owned or contracted hydro or wind sources. • NorthWestern’s South Dakota electric supply portfolio delivers approximately 28% of its power from owned and contracted wind. Source: www.eenews.net/interactive/clean_power_plan Parallel paths forward • Montana and South Dakota, along with many other states, are participating in legal challenges to the rule. Montana’s 47% emission rate reduction requirement is the highest in the nation. • NorthWestern has filed an administrative Petition for Reconsideration with the EPA. If unsuccessful, we anticipate Montana will file a request for a 2-year extension to meet compliance deadlines. • Although we have filed for reconsideration, we are continuing to evaluate our path forward to comply with the CPP rule. The Montana governor has created a CPP advisory council whose purpose is to gather information and provide the Montana Department of Environmental Quality (MDEQ) recommendations on policies and actions necessary for compliance in Montana. With the Supreme Court decision to Stay the EPA CPP rules, the activities of the advisory council have been placed on hold. We have representation on the council.

EPA’s 2030 carbon target for Montana NWE’s CO2 intensity* decreased by approximately 37% with the addition of the hydro facilities to our Montana generation portfolio. However EPA’s Clean Power Plan targets are statewide and not utility specific targets. * lbs CO2 per MWH produced CO2 Intensity* 37% 26

Capital Spending Forecast 27 Current estimated cumulative capital spending for 2016 through 2020 is $1.66 billion. This reflects a $187 million increase from the capital plan included in our 2015 10-K; approximately $122 million increase for internal combustion units in Montana and $65 million increase for a peaking facility in South Dakota. Spending on the added generation assets will be subject to the development of a plan for clear regulatory recovery. Additional information is available in our 2015 Montana and 2014 South Dakota Electric Resource Supply Plans. We anticipate funding the capital projects with a combination of cash flows, aided by NOLs anticipated to be available into 2020, and long-term debt. If other opportunities arise that are not in the above projections (natural gas reserves, acquisitions, etc.), new equity funding may be necessary. *

DGGS Update – Still waiting on FERC 28

Other Significant Achievements in 2015 29 Strong year for safety at NorthWestern • Fewest OSHA recordable events of any year. • One of the best years for Lost Time Incidents. • Tragic fatality of a respected senior lineman. Record best customer satisfaction scores with JD Power & Associates • Received our best JD Powers overall satisfaction survey score in 2015. Recognized by Cogent Reports as a ‘Residential Utility Customer Champion’ • Based on over 50,000 utility customer interviews to identify leading utilities in brand trust, product excellence and operational satisfaction. Echo Lake Nordic Trail Corporate Governance Award Winner • In 2015, NorthWestern Corporation’s proxy statement received the top award for exemplary proxy statement disclosure from NYSE Governance Services. New General Office in Butte, Montana • The $27 million office, located around the corner from complex of buildings that served as the general office for over a century, is a modern LEED certified structure.

Farewell and Thank You Lou 30 “After a decade of service on our board of directors, Lou Peoples is retiring. Lou is passionate about NorthWestern Energy. We are a much better company because of his clear thinking, tough questioning and keen focus on areas such as technology deployment. During my early days at NorthWestern Energy, Lou and I spoke weekly and at length; I do my job much better thanks to Lou’s mentoring. Lou cares about our employees, and spent time in the field learning about our work from them. He also gives back to the communities we serve. He is especially passionate about Scouting, which is an important part of his own life. I thank Lou and his wife Mary Ann – they are a dynamic team – for giving so much of themselves.” Bob Rowe, President & CEO Following is a message from Lou to our employees: "It has been a pleasure to serve on the NorthWestern Energy board for ten plus years. Numerous field visits have been a highlight for me. The commitment of employees, to craftsmanship, safety and customer service, has been evident in the outstanding results that you all have achieved. With your tremendous management team and board, keep up the good work. I will miss each and every one of you. Best wishes to you in the years ahead; I will be thinking of you as I continue my fight against cancer."

Conclusion 31 Pure Electric and Gas Utility Solid Utility Foundation Strong Earnings and Cash Flows Attractive Future Growth Prospects Best Practices Corporate Governance

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NorthWestern Energy Profile 33 Financial and Company Statistics See “Non-GAAP Financial Measure” slide in appendix for Net Debt and EBITDA reconciliation

Non-GAAP Financial Measures 34 The data presented above includes financial information prepared in accordance with GAAP, as well as another financial measure, Gross Margin, Free Cash Flows, Net Debt and EBITDA, but is considered a “Non-GAAP financial measure.” Generally, a Non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. Gross Margin (Revenues less Cost of Sales), Free Cash Flows (Cash flows from operations less maintenance capex and dividends), Net Debt (Total debt less capital leases) and EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) are Non-GAAP financial measure due to the exclusion of depreciation from the measure. The presentation of Gross Margin, Free Cash Flows, Net Debt and EBITDA is intended to supplement investors’ understanding of our operating performance. Gross Margin is used by us to determine whether we are collecting the appropriate amount of energy costs from customers to allow recovery of operating costs. Net Debt is used by our company to determine whether we are properly levered to our Total Capitalization (Net Debt plus Equity). Our Gross Margin, Free Cash Flows, Net Debt and EBITDA measures may not be comparable to other companies’ Gross Margin, Free Cash Flows, Net Debt and EBITDA measures. Furthermore, these measures are not intended to replace operating income as determined in accordance with GAAP as an indicator of operating performance.